Total Woman Holdings, Inc. and Subsidiaries Consolidated Financial Statements and Independent Auditors’ Report December 31, 2017

Total Woman Holdings, Inc. and Subsidiaries Consolidated Financial Statements December 31, 2017 Table of Contents Page Independent Auditors' Report 1 Financial Statements Consolidated Balance Sheet 2 Consolidated Statement of Operations 3 Consolidated Statement of Stockholders' Equity 4 Consolidated Statement of Cash Flows 5 Notes to Consolidated Financial Statements 6 - 15

Independent Auditors' Report To the Board of Directors Total Woman Holdings, Inc. and Subsidiaries San Diego, California We have audited the accompanying consolidated financial statements of Total Woman Holdings, Inc. and Subsidiaries (the "Company"), which comprise the consolidated balance sheet as of December 31, 2017, the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended, and the related notes to the consolidated financial statements. Management's Responsibility for the Consolidated Financial Statements Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. This includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditors' Responsibility Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. Opinion In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Total Woman Holdings, Inc. and Subsidiaries as of December 31, 2017, and the result of its operations and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Los Angeles, California March 30, 2018

Total Woman Holdings, Inc. and Subsidiaries Consolidated Balance Sheet December 31, 2017 Assets Current Assets Cash and cash equivalents $ 470,745 Inventories 41,591 Prepaid expenses and other current assets 341,886 Total Current Assets 854,222 Leasehold improvements and equipment, net 6,655,671 Deposits 313,593 Total Assets $ 7,823,486 Liabilities and Stockholders' Equity Current Liabilities Accounts payable $ 614,062 Accrued liabilities 3,958,877 Deferred revenues 3,505,779 Due to stockholder 3,576,363 Current portion of capital lease obligations 119,970 Total Current Liabilities 11,775,051 Deferred revenues, net of current portion 780,663 Due to related entity 1,000,000 Notes payable to stockholder 12,075,002 Note payable to stockholder - Assumed debt 15,160,521 Capital lease obligations, net of current portion 99,356 Total Liabilities 40,890,593 Commitments and Contingencies Stockholders' Equity Common stock, $1.40 par value, 100,000,000 shares authorized, 12,285,715 shares issued and outstanding 17,031,081 Additional paid-in capital 293,934 Accumulated deficit (50,392,122) Total Stockholders' Equity (33,067,107) Total Liabilities and Stockholders' Equity $ 7,823,486 The Accompanying Notes are an Integral Part of These Consolidated Financial Statements 2

Total Woman Holdings, Inc. and Subsidiaries Consolidated Statement of Operations For the Year Ended December 31, 2017 Revenue Recurring membership revenue $ 16,084,589 New membership revenue 3,307,891 Ancillary service revenue 7,010,715 Other products/services 1,459,801 Total Revenue 27,862,996 Operating Expenses Club operating costs 15,961,978 Costs of products and services 7,093,259 General and administrative 3,042,385 Depreciation and amortization 1,958,951 Selling and marketing 539,933 Total Operating Expenses 28,596,506 Loss from Operations (733,510) Other Income (Expenses) Interest expense, net (1,823,035) Loss on disposal of leasehold improvements and equipment (1,028,247) Other, net 79,580 Net Other Expenses (2,771,702) Net Loss before Provision for Income Taxes (3,505,212) Provision for Income Taxes 8,800 Net Loss $ (3,514,012) The Accompanying Notes are an Integral Part of These Consolidated Financial Statements 3

Total Woman Holdings, Inc. and Subsidiaries Consolidated Statement of Stockholders’ Equity For the Year Ended December 31, 2017 Additional Total Common Stock Paid-in Accumulated Stockholders' Shares Amount Capital Deficit Equity Balances as of December 31, 2016 12,285,715 $ 17,031,081 $ 293,934 $ (46,878,110) $ (29,553,095) Net loss - - - (3,514,012) (3,514,012) Balances as of December 31, 2017 12,285,715 $ 17,031,081 $ 293,934 $ (50,392,122) $ (33,067,107) The Accompanying Notes are an Integral Part of These Consolidated Financial Statements 4

Total Woman Holdings, Inc. and Subsidiaries Consolidated Statement of Cash Flows For the Year Ended December 31, 2017 Cash Flows from Operating Activities Net loss $ (3,514,012) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 1,958,951 Loss on disposal of leasehold improvements and equipment 1,028,247 Changes in assets and liabilities: Inventories 63,234 Prepaid expenses and other current assets 891,229 Deposits (480) Accounts payable 145,369 Accrued liabilities (1,302,680) Deferred revenues (1,169,938) Due to related entity 200,000 Due to stockholder 1,221,138 Net Cash Used in Operating Activities (478,942) Total Cash Used in Investing Activities Purchase of leasehold improvements and equipment (1,405,005) Cash Flows from Financing Activities Borrowings on notes payable to stockholder 1,475,000 Net borrowings on line of credit 270,156 Payments on capital lease obligations (161,098) Net Cash Provided by Financing Activities 1,584,058 Net Decrease in Cash and Cash Equivalents (299,889) Cash and Cash Equivalents, Beginning of Year 770,634 Cash and Cash Equivalents, End of Year $ 470,745 Supplemental Cash Flow Information Cash Paid During the Year for: Interest $ 667,387 Income taxes $ 8,800 Non-Cash Investing and Financing Activities: Assumption of Credit Facility by the majority stockholder $ 15,160,521 The Accompanying Notes are an Integral Part of These Consolidated Financial Statements 5

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 1 - Summary of Significant Accounting Policies Description of Business Total Woman Holdings, Inc. and Subsidiaries (collectively the "Company") operate fitness facilities and day spas in California, primarily under the name of Total Woman Gym + Spa. The Company's 12 clubs are operated as "boutique fitness and spa facilities" offering a full range of services including numerous fitness options, spa services and other amenities. The Company markets to health-conscious women who enjoy a spa-oriented club. On January 29, 2013, Total Woman Holdings, Inc. formed Total Woman Franchising, Inc. ("Total Woman Franchising") to sell franchises for the right to operate Total Woman Gym + Spa facilities. Total Woman Franchising has sold one franchise through December 31, 2017. Principles of Consolidation The consolidated financial statements include the accounts of Total Woman Holdings, Inc. and its wholly owned subsidiaries, TW Holdings, Inc. and Total Woman Franchising, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation. Asset Purchase Agreement In February 2018, the Company and its stockholders entered into an asset purchase agreement with Town Sports International Holdings, Inc., to acquire substantially all of the assets and operating liabilities of the Company for $8,000,000. Management anticipates that the transaction will close in April 2018. Liquidity The Company’s primary sources of liquidity and capital resources are cash provided from operations and loans from the majority stockholder of the Company. The Company expects it will generate or obtain sufficient cash flows to continue operations over the next twelve months to satisfy operating cash needs. In the event the transaction mentioned above does not close, the majority stockholder intends to fund the Company’s operations at least through March 2019. There are no guarantees that the Company will continue to receive funding from the majority stockholder of the Company indefinitely. No adjustments have been recorded in the accompanying consolidated financial statements related to this uncertainty. Use of Estimates The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates and assumptions made by management are used for, but not limited to, the estimated useful lives and impairment of long lived assets and deferred revenues. Actual results could differ from those estimates. 6

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 1 - Summary of Significant Accounting Policies (continued) Fair Value of Financial Instruments Unless otherwise specified, management believes the carrying value of financial instruments approximates their fair value. Cash and Cash Equivalents The Company considers all highly liquid investments purchased with maturities of three months or less at the time of purchase to be cash equivalents. The Company also maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant risk of loss on cash and cash equivalents. Inventories Inventories primarily consist of retail merchandise sold in the clubs and are stated at the lower of cost or net realizable value. Cost is determined on a first-in, first-out basis. Leasehold Improvements and Equipment Leasehold improvements and equipment are carried at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years. Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful lives of the improvements, which range up to 10 years. Upon the disposition of an asset, its accumulated depreciation is deducted from the original cost, and any gain or loss is reflected in current earnings. Repairs and maintenance that do not enhance the use or extend the life of leasehold improvements and equipment are expensed as incurred. Impairment of Long Lived Assets The Company reviews its long-lived assets whenever events or circumstances indicate that the carrying amounts of such assets may not be recoverable. Impairment is evaluated by comparing the carrying value of the assets with the estimated future net undiscounted cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future net cash flows be less than the carrying value, the Company would recognize an impairment loss at that date for the amount by which the carrying amount of the asset exceeds its fair value. Management has determined that no material impairment existed at December 31, 2017. Gift Certificates and Gift Cards At December 31, 2017, the Company had customer gift certificates and gift cards outstanding of $349,054, which represents the value of services that may be redeemed in the future. This amount has been included in the balance of current deferred revenues as of December 31, 2017. 7

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 1 - Summary of Significant Accounting Policies (continued) Revenue Recognition The Company receives initiation fees and monthly membership dues from its members. Substantially all of the Company's members join on a month-to-month basis and are able to cancel their membership at any time. The Company amortizes non-refundable initiation fees over the club's estimated average membership lives, which was determined to be 25 months. Dues that are received in advance are initially deferred and then recognized over the respective membership period. In addition, payments of last month dues are deferred and recognized as revenue at the end of the members’ 25th month of membership. Revenue for ancillary services, including private training and spa services, are recorded when such services are performed. Amounts received in advance of performing these services are recorded as deferred revenue. Generally, the services are provided only to gym members. When a membership is cancelled or expires, unused services are generally expired and are then recorded as revenue. Starting in September 2016, the Company changed its policy in such a way that spa sessions expire 1 year after the purchase date, and private training sessions, depending on quantity purchased, expire after 60 days, 6 months or 1 year after the purchase date. Accordingly, payments for the unused portion of such services received in advance are recognized as income upon the respective expiration dates to utilize the services. Private training and spa sessions purchased prior to September 2016 are not affected by the new expiration policy. Payments for private training and spa sessions received in advance prior to September 2016 are recognized as income as they are redeemed, expired or based on management’s estimate of the portion of such services that will ultimately not be utilized by the gym members. The Company offers packaged membership services with fixed monthly dues, in which members are entitled to a monthly health club membership plus spa or training sessions during that month or within 30 days. Members are not permitted to carry the unused spa and training sessions beyond one month. Under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification ("ASC") Topic 605, Revenue Recognition, the Company determined that the monthly membership dues, spas and private training sessions represent separate units of accounting. Accordingly, spa and private training sessions are originally deferred using vendor specific objective evidence of fair value and recognized when services are rendered or upon expiration. The remaining revenue from monthly membership dues is recognized on a pro-rata basis as earned. Revenue from product sales is recognized upon the customer's receipt of goods. The Company collects sales taxes, which are levied by state and local government jurisdictions, on retail products sold. These taxes are accounted for on a net basis and recorded as a liability until paid. Initial franchise fees are recognized as income when all material services or conditions relating to the sale of the franchise have been substantially performed or satisfied by Total Woman Franchising. Initial franchise fees are generally recognized upon the opening of a franchise. In cases where Total Woman Franchising receives a note receivable for the franchise fee, and collectability is not reasonably assured, the Company defers recognition of such revenue until the cash is collected. Total Woman Franchising earns royalties based upon a percentage of revenues earned by franchisees in the respective period. 8

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 1 - Summary of Significant Accounting Policies (continued) Advertising Costs Advertising and promotion costs are expensed as incurred. Total advertising expense was approximately $540,000 for the year ended December 31, 2017. Lease Accounting The Company records rent expense for its facilities under the terms of various operating leases. The aggregate rental obligation is expensed on a straight-line basis over the lease term, commencing with the date when the Company takes possession of the property, including periods of construction and improvements. Stock Based Compensation The Company follows ASC Topic 718, Compensation - Stock Compensation, for recording its stock- based compensation arrangements. This standard requires the fair value of share-based payments, including grants of employee stock options, to be recognized in the consolidated statements of operations based on their grant date fair values. The fair value of the Company's stock options issued under the requirements of ASC Topic 718 have been estimated using a Black-Scholes option pricing model, which assumes no expected dividends and estimates the option's expected life, volatility and risk free interest rate at the time of the grant. Income Taxes The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes. Under ASC Topic 740, deferred income tax assets and liabilities are determined on the estimated future tax effects of differences between financial and tax bases of assets and liabilities given the application of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the asset or liability from year to year. A valuation allowance is recorded when it is more likely than not that some deferred tax assets will not be realized. The determination of the Company’s provision for income taxes requires significant judgment, the use of estimates and the interpretation and application of complex tax laws. The Company’s provision for income taxes primarily reflects a combination of income earned and taxed in various U.S. federal and state jurisdictions. Jurisdictional tax law changes, increases or decreases in permanent differences between book and tax items, accruals or adjustments of accruals for tax contingencies or valuation allowance and the Company’s change in the mix of earnings from these taxing jurisdictions all affect the overall effective tax rate. Accounting principles generally accepted in the United States of America require management to evaluate tax positions taken by the Company and recognize a tax liability (or asset) if the Company has taken an uncertain tax position that more likely than not would not be sustained upon examination by the Internal Revenue Service. Management has analyzed the tax positions taken by the Company, and has concluded that as of December 31, 2017, there were no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the consolidated financial statements. The Company is subject to routine audits by taxing and other jurisdictions. However, there are currently no audits in progress for any prior tax periods. 9

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 1 - Summary of Significant Accounting Policies (continued) Subsequent Events The Company has considered subsequent events through March 30, 2018, the date the consolidated financial statements were available to be issued, in preparing the consolidated financial statements and notes thereto. In February 2018, the Company and its stockholders entered into an asset purchase agreement with Town Sports International Holdings, Inc., to acquire substantially all of the assets and operating liabilities of the Company for $8,000,000. Management anticipates that the transaction will close in April 2018. Note 2 – Deferred Revenues The Company follows the breakage model required by ASC 606, Revenue from Contracts with Customers, with respect to its deferred revenues for private training, spa, gift cards and gift certificates. Accordingly, the Company is required to recognize the expected breakage amount (i.e., derecognize the liability) either (1) proportionally in earnings as redemptions occur, or (2) when redemption is remote, if entities are not entitled to breakage. As discussed in Note 1 – Revenue Recognition, in September 2016 the Company shortened its expiration for spa sessions and private training sessions. In addition, as discussed in Note 9 – Reinstatement of Expired Unused Services, the Company experienced requests from members to reinstate expired sessions. While the Company has been tracking and evaluating the redemption and reinstatement patterns of spa and private training sessions for sales after the implementation of the new expiration policy, sufficient time has not passed for management to determine a reasonable estimate of the breakage of those sessions. Accordingly, during the year ended December 31, 2017 no deferred revenue liabilities were derecognized and no corresponding revenues from breakage were recognized by the Company. Note 3 - Leasehold Improvements and Equipment Leasehold improvements and equipment consisted of the following: Leasehold improvements $ 12,546,315 Furniture, fixtures and equipment 5,662,286 18,208,601 Less: accumulated depreciation and amortization (11,552,930) Leasehold improvements and equipment, net $ 6,655,671 10

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 3 - Leasehold Improvements and Equipment (continued) Included in furniture, fixtures and equipment was $1,619,387 of assets acquired under capital leases. Accumulated depreciation of these assets as of December 31, 2017 was $984,536. Depreciation expense related to the assets acquired under capital leases included in depreciation and amortization was $252,246 for the year ended December 31, 2017. In 2017, as a result of management’s decision to cease operations at 2 locations, the Company disposed of leasehold improvements and equipment with net book value of $1,028,247. This amount is included in the loss on disposal of leasehold improvements and equipment in the accompanying consolidated statements of operations. Note 4 - Accrued Liabilities Accrued liabilities consisted of the following: Deferred rent $ 2,764,011 Payroll and related taxes 1,017,021 Other 177,845 $ 3,958,877 Note 5 - Notes Payable to Stockholder Notes Payable to Stockholder The Company has entered into multiple promissory note agreements with the majority stockholder. The notes bear interest at 8% per annum and are due on demand. The notes are secured by substantially all assets of the Company and were subordinated to the credit agreement discussed in Note 6. The principal balance of the notes as of December 31, 2017 was $12,075,002. During 2017, the Company recognized approximately $941,000 of interest expense related to these notes. Unpaid interest related to these notes was approximately $3,297,000 at December 31, 2017. The majority stockholder does not intend to demand payment of these notes payable in 2018. Note Payable to Stockholder – Assumed Debt In September 2017, as a result of a Loan Sale Agreement between the majority stockholder and City National Bank, a National Banking Association (“CNB”), the Company’s majority stockholder purchased the Company’s Credit Facility from CNB (see Note 6). The purchase, as defined in the Loan Sale Agreement, included the transfer of all of CNB’s interest in the Credit Facility, including, without limitation, any and all of CNB’s rights, title and interest relating to or arising out of the Credit Facility and the Loan Documents (as defined). The balance on the Credit Facility at the time of the purchase including accrued interest was $15,160,521 and the obligation was purchased at CNB’s carrying value. The assumed debt bears interest equal to the greater of (i) 3.50% or (ii) the prime rate plus 1.50% (which aggregated to 6.00% at December 31, 2017) and is due on demand. For the year ended December 31, 2017, the Company recognized approximately $280,000 of interest expense related to this debt of which approximately $280,000 remained unpaid as of December 31, 2017. The majority stockholder does not intend to demand payment of this debt in 2018. 11

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 6 - Credit Agreement The Company had a $15,000,000 Credit Facility with CNB in the form of (i) a revolving credit commitment ("Revolving Line of Credit") and (ii) letters of credit ("Letters of Credit"). Borrowings under the Revolving Line of Credit carried interest at a per annum rate equal to the greater of (i) 3.50% or (ii) the prime rate plus 1.50% and was guaranteed by the majority stockholder. As discussed in Note 5 – Note Payable to Stockholder – Assumed Debt, the Company’s Credit Facility was purchased by the majority stockholder as a result of the Loan Sale Agreement entered into in September 2017. Note 7 - Capital Lease Obligations The Company leases certain equipment under agreements classified as capital leases. These leases were recorded to reflect the present value of the net minimum lease payments, at acquisition date, using interest rates ranging from 6.5% to 7.9% Aggregate maturities required on capital lease obligations are as follows for the years ending December 31: 2018 $ 132,779 2019 103,207 Less: interest (16,660) 219,326 Less: current portion (119,970) $ 99,356 Note 8 - Related Party Transactions The Company leases one of its club facilities from a stockholder under a non-cancelable operating lease expiring in December 2022. The stockholder is holding a deposit of approximately $18,325 related to the lease. During the year ended December 31, 2017, approximately $297,000 was paid to the stockholder under this agreement. The Company entered into an advisory services agreement with an entity related to the majority stockholder through common ownership for an annual fee of $200,000. The agreement shall continue as long as the majority stockholder, or any of their affiliates, owns any equity interest and/or security interests in the Company. The Company recorded an advisory fee expense under the terms of this agreement of $200,000 for the year ended December 31, 2017. As of December 31, 2017, the amount due to the related entity under the terms of this advisory service agreement was $1,000,000. The related entity does not intend to demand payment of the unpaid advisory fees in 2018. Accordingly, the amount has been included in non-current portion of the consolidated balance sheet. 12

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 9 - Commitments and Contingencies Lease Commitments The Company leases its club facilities under operating leases expiring through 2029. Club facility leases are generally long-term and non-cancelable triple-net leases (requiring the Company to pay their proportionate share of real estate taxes, insurance and common area and maintenance expenses) that generally commence near the opening date of the underlying club. The majority of the Company's leases provide for fixed rent escalation clauses tied to the Consumer Price Index. During the year ended December 31, 2017, total rent expense charged to operations under these operating leases was $4,742,377. The Company's future estimated minimum lease payments (exclusive of real estate taxes, maintenance and other related charges) required under club facility leases are as follows for the years ending December 31: 2018 $ 3,677,314 2019 3,301,346 2020 2,781,813 2021 2,311,031 2022 1,692,612 Thereafter 3,427,888 $ 17,192,004 Legal The Company is involved in various claims and lawsuits incidental to its business, including claims arising from accidents. However, in the opinion of management, the Company is adequately insured against such claims and lawsuits involving personal injuries, and any ultimate liability arising out of any such proceedings, will not have a material adverse effect on the Company's consolidated financial condition, cash flow or results of operations. 13

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 9 – Commitments and Contingencies (continued) Reinstatement of Expired Unused Services As discussed in Note 1 – Revenue Recognition, in September 2016 the Company shortened its expiration for spa sessions and private training sessions. As a result, the Company experienced requests from members to reinstate expired sessions. In order to accommodate members and increase member retention, the Company, at the discretion of club management, has reinstated expired sessions during 2017. The value of such expired sessions that are reinstated are added back to deferred revenues at the time of reinstatement and are recognized as revenues when redeemed or until such time when the sessions are re-expired or a determination is made by management that the likelihood of redemption is remote. As of December 31, 2017, the total value of unused and expired spa and private training sessions that expired during the year, including those related to members with canceled or expired club memberships, was approximately $404,000. The balance of the expired sessions consisted of approximately $253,000 of spa and private training sessions related to active members and approximately $151,000 related to memberships that have been canceled or expired. The Company has no obligation to reinstate any expired sessions. Management has performed an analysis of the likelihood that these remaining expired sessions will be reinstated based on future member requests, recognizing that the likelihood that requests for reinstatement will decrease over time, and that reinstatement requests related to members with canceled or expired club memberships are not likely to be made. Based on management’s analysis, the amount estimated that may be reinstated based on member requests is not significant. Accordingly, no additional deferred revenues were recorded for the possible reinstatement of expired spa and private training sessions as of December 31, 2017. Note 10 - Income Taxes Income tax expense consisted of the following: Current Federal $ - State 8,800 $ 8,800 Deferred Federal $ - State - $ - Deferred income taxes result from temporary differences in the recognition of income and expense for financial and income tax reporting purposes. Deferred income taxes represent future tax benefits or costs to be recognized when those temporary differences reverse. As of December 31, 2017, the Company had federal and state net operating loss carryforwards of approximately $31,000,000 and $30,000,000, respectively, which will be available for utilization through 2037 to offset future taxable income. 14

Total Woman Holdings, Inc. and Subsidiaries Notes to Consolidated Financial Statements December 31, 2017 Note 10 - Income Taxes (continued) The tax effects of temporary differences that give rise to significant portions of the net deferred tax assets at December 31, 2017 are presented below: Net operating losses $ 9,209,000 Depreciation and amortization 1,328,000 Deferred rent 825,000 Accrued liabilities 82,000 Prepaid expenses and other current assets (22,000) 11,422,000 Less: valuation allowance (11,422,000) Net deferred tax assets $ - The Company recorded a full valuation allowance against its deferred tax assets because it believes it is more likely than not that sufficient taxable income will not be realized during the carry-forward period to utilize the deferred tax asset. The valuation allowance decreased by $5,843,000 during the year ended December 31, 2017. Realization of future tax benefits is dependent upon many factors, including the Company's ability to generate taxable income within the loss carry-forward periods. Note 11 - Stock Based Compensation Under the Company's Option Plan ("2010 Plan"), the Company's Board of Directors, or appointed committee, may approve the grant of stock options to employees, board members, consultants or advisors. Awards under the 2010 Plan may be designated as incentive or non-qualified stock options at the discretion of the Board of Directors or committee. The number of shares for which options may be granted under the 2010 Plan is 1,365,079 shares. Generally, stock options granted under the 2010 Plan have 10 year terms and vest over a 5 year period. All stock options granted to date have an exercise price of $1.40 per option. The per share fair value of stock options granted under the 2010 Plan is determined on the date of grant using the Black-Scholes option pricing model. During the year ended December 31, 2017, no options were granted. As of December 31, 2017, there were 136,508 options exercisable with an exercise price of $1.40 and remaining contractual life of 6 years. The fair value of the stock options was fully amortized as of the end of prior year. Accordingly, no compensation expense was recognized during the year ended December 31, 2017 related to the vesting of stock options. As of December 31, 2017, the total compensation cost related to non-vested stock options was $0. 15